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                            LAM RESEARCH CORPORATION
                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Lam Research Corporation (the "Company") on Form 10-Q for the fiscal period ending March 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mercedes Johnson, Senior Vice President, Finance, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 13, 2003

                                /s/Mercedes Johnson
                                ------------------------------------------------
                                Mercedes Johnson
                                Senior Vice President, Finance, Chief Financial Officer and Chief Accounting Officer